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                                                                  EXHIBIT 10.33


                            NOTE EXTENSION AGREEMENT


          This Note Extension Agreement (this Agreement"), effective as of July 6, 1997, is entered into by and between Virtual Mortgage Network, Inc., a Nevada corporation (the "Company") and ______________________________, a
______________________________ (the "Holder").

          A. On ____________ ____, 199__, the Company executed a Promissory Note (the "Note") in the amount of $_______________ in favor of Holder with a maturity date of March 6, 1997 (the "Maturity Date") and issued a warrant to the Holder to purchase ______________ shares of the Company's Common Stock, $.001 par value, at an exercise price of $.001 per share.

          B. Pursuant to a Letter Agreement dated April 1, 1997, Holder agreed to extend the Maturity Date to July 6, 1997.

          C. The parties now desire to further extend the Maturity Date pursuant to the terms of this Agreement.

          In consideration of the mutual promises contained herein and intending to be legally bound, the parties agree as follows:

1.   Extension of Maturity Date.  The Company and Holder hereby agree that the
     --------------------------
Maturity Date of the Note shall be January 6, 1998.

2.   Issuance of Warrants.  The Company hereby agrees to execute in favor of
     --------------------
Holder a Common Stock Purchase Warrant (the "Warrant"), a form of which is attached hereto as Exhibit A, concurrent with the execution and delivery of this
                   ---------
Agreement. The Warrant shall grant the Holder the right to purchase __________ shares of the Company's Common Stock, $.001 par value, at an exercise price of $.001 per share and shall be dated of even date herewith.

3.   Amendments.  This Agreement may be amended only by agreement in writing by
     ----------
the parties.

4.   Governing Law.  This Agreement shall be governed by and construed in
     -------------
accordance with the laws of the State of California, without regard to conflicts of law doctrines.

5.   Counterparts.  This Agreement may be executed in counterparts, and each
     ------------
counterpart, when executed, shall have the efficacy of a signed original. Photostatic copies of such signed counterparts may be used in lieu of the originals for any purpose.
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          IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be executed as of the day and year first above written.

                                 "COMPANY"

                                 VIRTUAL MORTGAGE NETWORK, INC.
                                 a Nevada corporation

                                 ______________________________________________

                                 Name:_________________________________________

                                 Title:________________________________________


                                 "HOLDER"

                                 ______________________________________________

                                 Name:_________________________________________

                                 Title:________________________________________


                                       2
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                                   EXHIBIT A

                     FORM OF COMMON STOCK PURCHASE WARRANT


                                       3
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                                 ATTACHMENT I

                        VIRTUAL MORTGAGE NETWORK, INC.

                       LIST OF INVESTORS EXTENDING DEBT

     Investor
     --------

American Growth Fund I, L.P.
Andrew Malik
Daystar Partners
Randall Fowler
Anacapa Ventures
BP Institutional Partners
Maritime Global
Boston Provident
St. James Capital
Sundance Venture
James Scullion
Vance Driscoll
Steve Nemirov
Robert Weiss
Moore Global Investments
Jeffrey Gendell
James Scibelli
Moore Global Investments
Daystar Partners
Boston Provident